                            EXHIBIT 24 TO FORM 10-K

                           UMB FINANCIAL CORPORATION
                               POWER OF ATTORNEY

   Each person whose signature appears below hereby constitutes and appoints
R. Crosby Kemper, David D. Miller and Timothy M. Connealy his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to file this report the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE AND NAME                 CAPACITY                      DATE
------------------                 --------                      ----

/s/ PAUL D. BARTLETT, JR.    Director                       January 16, 1996
--------------------------
    Paul D. Bartlett, Jr.

/s/ THOMAS E. BEAL           Director                       January 16, 1996
--------------------------
    Thomas E. Beal

                             Director
--------------------------
    H. Alan Bell


/s/ DAVID R. BRADLEY, JR.    Director                       January 16, 1996
--------------------------
    David R. Bradley, Jr.


/s/ NEWTON A. CAMPBELL       Director                       January 16, 1996
--------------------------
    Newton A. Campbell


/s/ WILLIAM TERRY FULDNER    Director                       January 16, 1996
--------------------------
    William Terry Fuldner

/s/ CHARLES A. GARNEY        Director                       January 16, 1996
--------------------------
    Charles A. Garney

/s/ PETER J. GENOVESE        Director, Vice Chairman        January 16, 1996
--------------------------    of the Board
    Peter J. Genovese

/s/ C.N. HOFFMAN, JR.        Director                       January 16, 1996
--------------------------
    C.N. Hoffman, Jr.

    SIGNATURE AND NAME               CAPACITY                    DATE
    ------------------               --------                    ----
  /s/ ALEXANDER C. KEMPER      Director, President          January 16, 1996
----------------------------
      Alexander C. Kemper


  /s/ R. CROSBY KEMPER III     Director, Vice Chairman      January 16, 1996
----------------------------    of the Board
      R. Crosby Kemper III


  /s/ DANIEL N. LEAGUE, JR.    Director                     January 16, 1996
----------------------------
      Daniel N. League, Jr.


  /s/ WILLIAM J. McKENNA       Director                     January 16, 1996
----------------------------
      William J. McKenna


                               Director
----------------------------
         Roy E. Mayes


   /s/ JOHN H. MIZE, JR.       Director                     January 16, 1996
----------------------------
       John H. Mize, Jr.


   /s/ MARY LYNN OLIVER        Director                     January 16, 1996
----------------------------
       Mary Lynn Oliver


   /s/  W.L. ORSCHELIN         Director                     January 16, 1996
----------------------------
        W.L. Orscheln


   /s/  ROBERT W. PLASTER      Director                     January 16, 1996
----------------------------
        Robert W. Plaster


    /s/ ALAN W. ROLLEY         Director                     January 16, 1996
----------------------------
        Alan W. Rolley


  /s/ JOSEPH F. RUYSSER        Director                     January 16, 1996
----------------------------
      Joseph F. Ruysser


  /s/ THOMAS D. SANDERS        Director                     January 16, 1996
----------------------------
      Thomas D. Sanders


/s/ HERMAN R. SUTHERLAND       Director                     January 16, 1996
----------------------------
    Herman R. Sutherland


   /s/ THOMAS A. WARD III      Director                     January 16, 1996
----------------------------
       Thomas A. Ward III


/s/ E. JACK WEBSTER, JR.       Director                     January 16, 1996
----------------------------
    E. Jack Webster, Jr.


     /s/ JON WEFALD            Director                     January 16, 1996
----------------------------
         Jon Wefald


  /s/ JOHN E. WILLIAMS         Director                     January 16, 1996
----------------------------
      John E. Williams